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                                                                   EXHIBIT 10.21


                             SUBORDINATION AGREEMENT
                          (ALL INDEBTEDNESS AND LIENS)


         Meadowbrook Insurance Group, Inc., a Michigan corporation ("Company") is indebted to the undersigned ("Creditor"), and Creditor is or may become financially interested in Company and desires to aid Company in obtaining or having continued financial accommodations, whether by way of loan, commitment to loan, discounting of instruments, extensions of credit or the obtaining of any other financial aid from the Banks (as defined below).

         In order to induce the Banks to extend or to continue to extend financial accommodations to Company under that certain Revolving Credit Agreement dated as of August 3, 1999, (as amended or otherwise modified from time to time, the "Credit Agreement") among the Company, the financial institutions which are parties thereto (the "Banks") and Comerica Bank in its capacity as agent (the "Agent"), and in consideration of these financial accommodations, Creditor agrees as follows:

1. Any and all obligations and liabilities of Company to Creditor, including, without limit, principal and interest, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or to become due, now existing or later arising and whatever the amount and however evidenced including, without limit, the debt described above (the "Subordinated Indebtedness"), are subordinated in right of payment to any and all obligations and liabilities of Company to the Agent and the Banks, including, without limit, principal and interest, whether accrued before or after the filing of a petition in bankruptcy or similar insolvency proceeding, and whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or to become due, now existing or later arising and however evidenced, together with all other sums due thereon and all costs of collecting the same (including, without limit, reasonable attorney fees) for which Company is liable (the "Senior Indebtedness").

2. Except as permitted pursuant to the provisions of Section 25, Creditor will not ask, demand, sue for, take or receive by way of voluntary payment, acceleration, set-off or counterclaim, foreclosure or other realization on security, dividends in bankruptcy or otherwise whether from Company or any guarantor of the Subordinated Indebtedness, or offer to make any discharge or release, of or on account of the whole or any part of the Subordinated Indebtedness, and Creditor waives any such rights with respect to the Subordinated Indebtedness so long as this Agreement remains in effect. Nor shall Creditor, while this Agreement remains in effect, exercise any rights of subrogation or other similar rights with respect to the Senior Indebtedness.

3. Creditor shall not take any lien or security interest in any assets of the Company or any of its Subsidiaries to secure the payment of the Subordinated Indebtedness without the prior written consent of the Agent which consent may be withheld in the sole discretion of the Agent. Creditor will not exercise any of Creditor's rights in any collateral securing the





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       Subordinated Indebtedness. All rights of Creditor in any collateral now or later securing the Subordinated Indebtedness are subordinated to all rights of the Agent and the Banks now or later existing in any of the same collateral securing the Senior Indebtedness.

4. Creditor will cause each note and other instrument (if any) evidencing the Subordinated Indebtedness to be endorsed with the following legend:

              "THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN CASH IN FULL OF THE SENIOR INDEBTEDNESS (AS DEFINED IN THE SUBORDINATION AGREEMENT BETWEEN THE PAYEE HEREOF AND COMERICA BANK, AS AGENT, DATED AS OF JULY 27, 2000) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE SUBORDINATION AGREEMENT BY THE COMPANY AND THE PAYEE HEREOF IN FAVOR OF COMERICA BANK, AS AGENT."

       Creditor hereby agrees to mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement and will, in the case of any Subordinated Indebtedness which is not evidenced by any note or instrument, following the occurrence and during the continuation of an event of default with respect to the Senior Indebtedness, upon the Agent's request, cause such Subordinated Indebtedness to be evidenced by an appropriate note or instrument or instruments endorsed with the above legend.

       Creditor will at its expense and at any time and from time to time promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Agent may reasonably request in order to protect any right or interest granted or purported to be granted hereunder or to enable the Agent to exercise and enforce its rights and remedies hereunder.

       If, while any Senior Indebtedness is outstanding, any Insolvency Event involving the Company (or any other person obligated with respect to the Subordinated Indebtedness) shall occur, the Creditor shall duly and promptly take such action as the Bank may reasonably request to collect any payment with respect to the Subordinated Indebtedness and to file appropriate claims or proofs of claim in respect of the Subordinated Indebtedness. Upon the failure of the Creditor promptly to take any such action, the Agent is hereby irrevocably authorized and empowered (in its own name or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in respect of the Subordinated Indebtedness and to file claims and proofs of claim and take such other action as it may deem necessary or advisable for the exercise of enforcement of any of the rights or interests of the Creditor with respect to the Subordinated Indebtedness.

         "Insolvency Event" means the Company (or any other person obligated with respect to the Subordinated Indebtedness) shall have:








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                      (a) applied for, consented to, or acquiesced in, the
      appointment of a trustee, receiver, sequestrator or other custodian for it or any of its property, or made a general assignment for the benefit of creditors;

                      (b) in the absence of such application, consented or acquiesced, permitted or suffered to exist the appointment of a trustee, receiver, sequestrator or other custodian for it or for a substantial part of its property; or

                      (c) permitted or suffered to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of it.

5. Except as permitted pursuant to the provisions of Section 25, should any payment, distribution or security or proceeds be received by Creditor upon or with respect to the Subordinated Indebtedness from Company or any guarantor of the Subordinated Indebtedness or otherwise prior to the satisfaction in full of the Senior Indebtedness, Creditor shall immediately deliver same to the Agent in the form received (except for endorsement or assignment by Creditor where required by the Agent), for application on the Senior Indebtedness (whether or not then due and in such order of maturity as Agent, at the direction of the Banks, elects) and, until so delivered, the same shall be held in trust by Creditor as the property of the Banks. In the event of the failure of Creditor to make this endorsement or assignment, the Agent or any Agent employee is irrevocably authorized and appointed as attorney-in-fact for Creditor to make the same.

6. Creditor represents and warrants that it has not made or permitted to be made any assignment or transfer, for collateral purposes or otherwise, of the Subordinated Indebtedness or any collateral or other security for the Subordinated Indebtedness. Creditor, without the written consent of the Agent, acting at the direction of the Banks, shall not make or permit any assignment, transfer, pledge or disposition of all or any part of the Subordinated Indebtedness or any collateral or other security for the Subordinated Indebtedness while any Senior Indebtedness remains unpaid provided however:

                      (a) no such consent shall be required for an assignment or transfer of the Subordinated Indebtedness to an Affiliate (as defined in the Credit Agreement) of Creditor; and

                      (b) in all other cases, such consent shall not be unreasonably withheld or delayed.

7. Possession by the Agent of any note or other evidence of indebtedness made, endorsed or guaranteed by Company shall be conclusive evidence (but not the only means of establishing) that Company is indebted to the Agent and the Banks and that this indebtedness is covered by this Agreement.

8. This Agreement constitutes a continuing agreement of subordination, even though at times Company is not indebted to the Agent and the Banks, and the Banks may continue, without



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      notice to Creditor, to lend monies, extend credit, modify, renew or make other financial accommodations, to or for the account of Company until this Agreement is canceled by the Agent, acting at the direction of the Banks, in writing.


9. Creditor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default and diligence in collecting any Senior Indebtedness, and agrees that the Agent and the Banks may modify the terms of borrowing, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any part or all of any Senior Indebtedness, or permit Company to incur additional Senior Indebtedness, all without notice to Creditor and without affecting in any manner the Agent's or any Bank's rights or Creditor's obligations under this Agreement. Creditor further waives any and all other notices to which Creditor might otherwise be entitled. Creditor acknowledges and agrees that the Agent's and the Banks' rights under this Agreement are not conditioned upon pursuit by the Agent or any Bank of any remedy the Agent or any Bank may have against the Company or any other person or any other security. The absence of Company's signature at the end of this Agreement shall in no way impair or affect the validity of this Agreement.

10. Creditor delivers this Agreement based solely on Creditor's independent investigation of (or decision not to investigate) the financial condition of the Company and is not relying on any information furnished by the Agent or any Bank. Creditor assumes full responsibility for obtaining any further information concerning the Company's financial condition, the status of the Senior Indebtedness or any other matter which Creditor may deem necessary or appropriate now or later. Creditor waives any duty on the part of the Agent or the Banks, and agrees that Creditor is not relying upon nor expecting the Agent or any Bank to disclose to Creditor any fact now or later known by the Agent or any Bank, whether relating to the operations or condition of the Company, the existence, liabilities or financial condition of any guarantor of the Senior Indebtedness, the occurrence of any default with respect to the Senior Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Creditor's risk or Creditor's rights against the Company. Creditor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes, without limit, the possibility that the Company may incur Senior Indebtedness to the Agent or the Banks after the financial condition of the Company, or its ability to pay Company's debts as they mature, has deteriorated.

11. Creditor represents that: (a) the none of the Agent nor any of the Banks has made any representation to Creditor as to the creditworthiness of the Company; and (b) Creditor has established adequate means of obtaining from the Company on a continuing basis financial and other information pertaining to the Company's financial condition. Creditor agrees to keep adequately informed of any facts, events, or circumstances which might in any way affect the risks of Creditor under this Agreement.

12. The Agent, acting on behalf of the Banks, in its sole discretion, without notice to Creditor, may release, exchange, enforce and otherwise deal with any security now or later held by the Banks for payment of the Senior Indebtedness or release any party now or later liable for payment of the Senior Indebtedness without affecting in any manner the Agent's or the Banks' rights under








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      this Agreement. Creditor acknowledges and agrees that the neither the
      Agent nor any of the Banks has any obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Senior Indebtedness, and Creditor is not relying upon assets in which the Agent, for the benefit of the Banks, has or may have a lien or security interest for payment of the Senior Indebtedness.

13. If after receipt of any payment of all or any part of the Senior Indebtedness, the Agent or any Bank is for any reason compelled to surrender the payment to any person or entity, because the payment is determined to be void or voidable as a preference, impermissible setoff, diversion of trust funds or for any other reason, then to the extent of that payment, the Senior Indebtedness shall be automatically revived and the Banks' rights under this Agreement shall be automatically continued in effect without reduction or discharge for that payment, and this Agreement shall automatically continue in full force notwithstanding any contrary action which may have been taken by the Agent or such Bank in reliance upon that payment (including, without limit, surrender or termination of this Agreement) and any contrary action so taken shall be without prejudice to the Agent or such Bank's rights under this Agreement and shall be deemed to have been conditioned upon that payment having become final and irrevocable.

14. Creditor waives any right to require the Agent or any Bank to: (a) proceed against any person, including without limit the Company; (b) proceed against or exhaust any security held from the Company or any other person;
      (c) pursue any other remedy in the Agent or such Bank's power; or (d) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of Senior Indebtedness held by the Agent or the Banks as security, in connection with any other obligations or evidences of Senior Indebtedness which continues in whole or in part as the Senior Indebtedness, or in connection with the creation of new or additional Senior Indebtedness. Creditor does not waive notice of any public or private sale of personal property security.

15. Creditor acknowledges that the Banks have the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Senior Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, the Agent and each of the Banks may disclose all documents and information which the Agent or such Bank now or later has or acquires relating to Creditor and this Agreement, however obtained. Creditor further agrees that the Agent and such Bank may disclose the documents and information to the Company.

16. No waiver or modification of any of its rights under this Agreement shall be effective unless the waiver or modification shall be in writing and signed by an authorized officer on behalf of the Agent, acting at the direction of the Banks, and each waiver or modification shall be a waiver or modification only with respect to the specific matter to which the waiver or modification relates and shall in no way impair the rights of the Agent or the Banks or the obligations of Creditor to the Agent and the Banks in any other respect.




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17.   Creditor waives notice of acceptance by the Agent and the Banks of this
      Agreement and this Agreement is immediately binding upon Creditor.

18. This Agreement shall bind and be for the benefit of Creditor, the Agent and the Banks and their respective successors and assigns and shall be construed according to the laws of the State of Michigan.

19. The term "Company", as used in this Agreement, includes any person, corporation, partnership or business entity which succeeds to the interests or business of the Company named above, and the terms "Senior Indebtedness" and "Subordinated Indebtedness" include indebtedness of any successor Company to the Agent, the Banks and Creditor.

20. If this Agreement is executed by two or more persons, it shall bind each of them individually as well as jointly.

21. Creditor agrees to reimburse the Agent and the Banks for any and all reasonable costs and expenses (including, without limit, court costs, legal fees, and reasonable attorney fees whether inside or outside counsel is used, whether or not suit is instituted and, if instituted, whether at the trial or appellate level, in a bankruptcy, probate or administrative proceeding, or otherwise) incurred in enforcing any of the duties and obligations of Creditor under this Agreement.

22. Law of Michigan: This Agreement has been delivered at Detroit, Michigan, and shall be governed by and construed and enforced in accordance with the laws of the State of Michigan (without regard to its conflict of laws provisions). Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

23. Consent to Jurisdiction: Creditor, the Company and (by their acceptance of the benefits hereof), the Agent and Banks hereby irrevocably submit to the non-exclusive jurisdiction of any United States Federal Court or Michigan state court sitting in Detroit, Michigan in any action or proceeding arising out of or relating to this Agreement and each of the Creditor, the Company, Agent and Banks hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in any such United States Federal Court or Michigan state court. The Creditor irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of Michigan by the delivery of copies of such process to Creditor at its address specified on the signature page hereto or by certified mail directed to such address or such other address as may be designated by Creditor in a notice to the Agent at its address specified below its signature page hereto. Nothing in this Section shall affect the right of the Banks and the Agent to serve process in any other manner permitted by law or limit the right of the Banks or the Agent (or any of them) to bring any such action or proceeding against Creditor or any of its property in the courts with subject matter jurisdiction







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      of any other jurisdiction. Creditor hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts.

24. Notices: All notices and other communications provided to any party hereto under this Agreement shall be in writing and shall be given by personal delivery, by mail, by reputable overnight courier, by telex or by facsimile and addressed or delivered to it at its address set forth on the signature pages hereof or at such other address as may be designated by such party in a notice to the other parties that complies as to delivery with the terms of this Section 24. Any notice, if personally delivered or if mailed and properly addressed with postage prepaid and sent by registered or certified mail, shall be deemed given when received or when delivery is refused; any notice, if given to a reputable overnight courier and properly addressed, shall be deemed given two (2) Business Days after the date on which it was sent, unless it is actually received sooner by the named addressee; and any notice, if transmitted by telex or facsimile, shall be deemed given when received (answer back confirmed in the case of telexes and receipt confirmed in the case of telecopies).

25. Notwithstanding anything to the contrary herein, Creditor may ask for, demand, take or receive from Company, by way of set off or in any other manner on its scheduled due date (June 30, 2003) the unpaid principal balance of the Business Purpose Subordinated Promissory Note dated as of June 30, 2000 in the principal amount of $3,500,000 ("Note"), principal payments provided for in the Note, and regularly scheduled payments of interest on the Note; provided, however, that Creditor may not ask for, demand, sue for, take or receive from Company or any guarantor of the Subordinated Indebtedness any such payments after Creditor receives written notice from the Agent that a Default or Event of Default (each as defined in the Credit Agreement) has occurred and is continuing. The notice shall further specify that payments due Creditor under the Note must be suspended until such time as Creditor receives subsequent written notice from the Bank stating that the Default or Event of Default has been cured or waived in writing by the Banks. The Note may not be modified without the prior written consent of the Agent, which consent shall not be unreasonably withheld or delayed.

      THE UNDERSIGNED, THE AGENT AND EACH OF THE BANKS (BY ACCEPTING THE BENEFITS HEREOF) ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

                                      * * *

                   Signature page follows on Succeeding Pages












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      IN WITNESS WHEREOF, Creditor has caused this Agreement to be executed as of July 27, 2000.


                       ATLANTIC MUTUAL INSURANCE COMPANY, a
                       New York corporation



                       By:
                          ---------------------------------------------------
                             Cornelius E. Golding

                       Its:
                            -------------------------------------------------
                             Senior Vice President & Chief Financial
                             Officer


                       CREDITOR'S ADDRESS:

                       3 Giralda Farms
                       Madison, New Jersey 07940-1044





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                            COMPANY'S ACKNOWLEDGMENT


         Meadowbrook Insurance Group, Inc. ("Company"), accepts notice of subordination created by this Agreement and agrees that it will take no action inconsistent with this Agreement and that, except with the prior written approval of Banks, no payment or distribution shall be made by Company on or with respect to the Subordinated Indebtedness (except in accordance with the provisions of Paragraph 25 above), so long as this Agreement remains in effect. Company agrees that the Banks may, at their option, without notice and without limiting Banks' other rights, upon any breach by Creditor of, or purported termination by the Creditor of, this Agreement, declare all Senior Indebtedness to be immediately due and payable and/or terminate any commitments of Banks to Company.

                            Company:

                            MEADOWBROOK INSURANCE GROUP, INC.


                            By:
                                ------------------------------------------------
                                  William J. Lohmeyer III
                            Its:  Senior  Vice  President  and Chief  Financial
                                  Officer


Dated: July    , 2000
            ---




The foregoing is acknowledged and agreed to by:

COMERICA BANK, as Agent



By:
    --------------------------

Its:
    --------------------------

Comerica Tower at Detroit Center
500 Woodward Avenue
Detroit, Michigan 48226









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                            COMPANY'S ACKNOWLEDGMENT


         Meadowbrook Insurance Group, Inc. ("Company"), accepts notice of subordination created by this Agreement and agrees that it will take no action inconsistent with this Agreement and that, except with the prior written approval of Banks, no payment or distribution shall be made by Company on or with respect to the Subordinated Indebtedness (except in accordance with the provisions of Paragraph 25 above), so long as this Agreement remains in effect. Company agrees that the Banks may, at their option, without notice and without limiting Banks' other rights, upon any breach by Creditor of, or purported termination by the Creditor of, this Agreement, declare all Senior Indebtedness to be immediately due and payable and/or terminate any commitments of Banks to Company.

                            Company:

                            MEADOWBROOK INSURANCE GROUP, INC.


                            By:
                                ------------------------------------------------
                                  William J. Lohmeyer III
                            Its:  Senior  Vice  President  and Chief  Financial
                                  Officer
                                  ----------------------------------------------

Dated: July    , 2000
            ---




The foregoing is acknowledged and agreed to by:

COMERICA BANK, as Agent



By:
    --------------------------

Its:
    --------------------------

Comerica Tower at Detroit Center
500 Woodward Avenue
Detroit, Michigan 48226









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